                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                      -----------------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE


                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  January 23, 2002

                           HANOVER COMPRESSOR COMPANY

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Delaware                  1-13071              76-0625124
(State or Other Jurisdiction    (Commission File        (IRS Employer
     of Incorporation)               Number)         Identification No.)


       12001 North Houston Rosslyn                                  77086
          Houston, Texas  77086                                  (Zip Code)
(Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (281) 447-8787
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Item 5.  Other Events.

See the following press release:

                            HANOVER COMPRESSOR BOARD
          APPROVES MANAGEMENT RECOMMENDATION FOR STOCK PURCHASE WAIVER

HOUSTON--(BUSINESS WIRE)--Jan. 23, 2002--The Board of Directors of Hanover Compressor (NYSE: HC - news), the leading provider of outsourced natural gas compression services, today announced it has approved a management request for a 10-day waiver of the Company's internally imposed policy under which officers and directors are normally prohibited from buying shares of the Company's common stock.

"The board acted at the request of senior management and in the joint belief that Hanover's common stock is substantially undervalued," said Michael O'Connor, chairman of the board. "The waiver permits stock purchases in the open market by directors and corporate officers who normally would be prevented under the Company's policy from trading in Hanover stock at this time."

The waiver period for stock purchase would begin 48 hours from the time of this public announcement and extends for 10 trading days. The 48-hour notice is provided to give all investors fair notification.

The Company is planning a public presentation for investors in the near future.

Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because of the context of the statement and will include words such as "believes," "anticipates,"
"expects," "estimates," or words of similar import. Similarly, statements that describe Hanover's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those anticipated as of the date of this press release. The risks and uncertainties include: the loss of market share through competition, the introduction of competing technologies by other companies; a prolonged, substantial reduction in oil and gas prices which would cause a decline in the demand for Hanover's compression and oil and gas production equipment; new governmental safety, health and environmental regulations which could require Hanover to make significant capital expenditures; inability to successfully integrate acquired businesses; and changes in economic or political conditions in the countries in which Hanover operates. The forward-looking statements included in this press release are only made as of the date of this press release, and Hanover undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. A discussion of these factors is included in the Company's periodic reports filed with the Securities and Exchange Commission.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HANOVER COMPRESSOR COMPANY


Date:  January 25, 2002               By: /s/ Michael J. McGhan
                                          -------------------------------
                                          Michael J. McGhan
                                          President and Chief Executive Officer